                                                                    EXHIBIT 10.9
                                   GUARANTY
                                   --------


                          DATED as of April 30, 2001


                                      by


                          Medallion Taxi Media, Inc.


                                  in favor of


         FLEET NATIONAL BANK, as Agent for itself and the Banks named herein


                                      and


                                   THE BANKS


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                               TABLE OF CONTENTS
                               -----------------


1.    Definitions..........................................  1
      -----------
2.    Guaranty of Payment and Performance..................  2
      ----------------------------------
3.    Guarantor's Agreement to Pay Enforcement Costs, etc..  2
      ---------------------------------------------------
4.    Waivers by Guarantor; Bank's Freedom to Act..........  2
      -------------------------------------------
5.    Unenforceability of Obligations Against Borrowers....  3
      -------------------------------------------------
6.    Subrogation; Subordination...........................  4
      --------------------------
      6.1.   Waiver of Rights Against Borrowers............  4
             ----------------------------------
      6.2.   Subordination.................................  4
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      6.3.   Provisions Supplemental.......................  5
             -----------------------
7.    Security; Setoff.....................................  5
      ----------------
8.    Further Assurances...................................  5
      ------------------
9.    Release..............................................  5
      -------
10.   Termination; Reinstatement...........................  6
      --------------------------
11.   Successors and Assigns...............................  6
      ----------------------
12.   Amendments and Waivers...............................  6
      ----------------------
13.   Notices..............................................  7
      -------
14.   Governing Law; Consent to Jurisdiction...............  7
      --------------------------------------
15.   Waiver of Jury Trial.................................  7
      --------------------
16.   Miscellaneous........................................  8
      -------------
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                                    GUARANTY
                                    --------

     GUARANTY, dated as of April 30, 2001, by Medallion Taxi Media, Inc., a New York corporation (the "Guarantor") in favor of (i) Fleet National Bank, a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended and in effect from time to time, the "Financial Agreement"), among Medallion Financial Corp., a Delaware corporation ("MFC"), Medallion Business Credit, LLC, a Delaware limited liability company ("MBC"; MBC and MFC are sometimes hereinafter referred to individually as a "Borrower" and together as the "Borrowers"), the Banks and the Agent and (ii) each of the Banks.

     WHEREAS, the Borrowers and the Guarantor are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrowers by the Banks pursuant to the Financial Agreement (which benefits are hereby acknowledged);

     WHEREAS, it is a condition to the effectiveness of Amendment No. 1 that the Guarantor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

     WHEREAS, the Guarantor wishes to guaranty the Borrowers' obligations to the Banks and the Agent under or in respect of the Financial Agreement as provided herein;

     NOW, THEREFORE, the Guarantor hereby agrees with the Banks and the Agent as follows:

     1.  Definitions. The term "Obligations" shall have the meaning provided
         -----------
therefor in the Security Agreement (as defined in the Financial Agreement); all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Financial Agreement.
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                                      -2-

     2.  Guaranty of Payment and Performance. The Guarantor hereby guarantees to
         -----------------------------------
the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrowers or resort to any collateral security or other means of obtaining payment. Should the Borrowers default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent on any number of occasions. All payments by the Guarantor hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Financial Agreement, for the account of the Banks and the Agent.

     3.  Guarantor's Agreement to Pay Enforcement Costs, etc. The Guarantor
         ----------------------------------------------------
further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement hereof and thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Financial Agreement, provided that if such interest exceeds the maximum amount permitted to be paid
--------
under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4.  Waivers by Guarantor; Bank's Freedom to Act. The Guarantor agrees that
         -------------------------------------------
the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The Guarantor waives promptness, diligences,
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                                      -3-

presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrowers or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Financial Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other
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                                      -4-

law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5.  Unenforceability of Obligations Against Borrowers. If for any reason
         -------------------------------------------------
the Borrowers have no legal existence or are under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrowers by reason of the Borrowers' insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrowers, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Financial Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6.  Subrogation; Subordination.
         --------------------------

          6.1.  Waiver of Rights Against Borrowers. Until the final payment and
                ----------------------------------
     performance in full of all of the Obligations, the Guarantor shall not exercise and hereby waives any rights against the Borrowers arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Borrowers in respect of any liability of the Guarantor to the Borrowers; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

          6.2.  Subordination. The payment of any amounts due with respect to
                -------------
     any indebtedness of the Borrowers for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or
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                                      -5-

     otherwise attempt to collect any such indebtedness of the Borrowers to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

          6.3.  Provisions Supplemental. The provisions of this Section 6 shall
                 -----------------------
     be supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with the Guarantor for the benefit of the Banks and the Agent.

     7.  Setoff. Regardless of any other means of obtaining payment of any of
         ------
the Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8.  Further Assurances. The Guarantor agrees that it will from time to
         ------------------
time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Borrowers on a continuing basis all information desired by the Guarantor concerning the financial condition of the Borrowers and that the Guarantor will look to the Borrowers and not to the Agent or any Bank in order for the Guarantor to keep adequately informed of changes in the Borrowers' financial condition.

     9.  Release.  Notwithstanding any provision of this Guaranty to the
         -------
contrary, this Guaranty shall be released, with the prior written
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                                      -6-

consent of the Agent and the Required Banks, which consent shall not be conditioned on any requirement to repay Indebtedness, upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of the Guarantor.

     10.  Termination; Reinstatement. This Guaranty shall remain in full force
          --------------------------
and effect until the Agent is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in Section 10.4 of the Financial Agreement. No such notice shall affect any rights of the Agent or any Bank hereunder, including without limitation the rights set forth in (S)(S)4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrowers, or otherwise, all as though such payment had not been made or value received.

     11.  Successors and Assigns. This Guaranty shall be binding upon the
          ----------------------
Guarantor, its successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Financial Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with Section 12 of the Financial Agreement. The Guarantor may not assign any of its obligations hereunder without the prior written consent of the Agent and the Banks (and any such assignment without such consent shall be null and void).
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                                      -7-

     12.  Amendments and Waivers. No amendment or waiver of any provision of
          ----------------------
this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Majority Banks. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     13.  Notices. All notices and other communications called for hereunder
          -------
shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Agent, at the address for notices to the Agent set forth on Exhibit A of the Financial Agreement, or at such address as either party may designate in writing to the other.

     14.  Governing Law; Consent to Jurisdiction. THIS GUARANTY IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in Section 13. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     15.  Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY
          --------------------
TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Financial Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this Section 15.

     16.  Miscellaneous. This Guaranty constitutes the entire agreement of the
          -------------
Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                          MEDALLION TAXI MEDIA, INC.

                                          By:  /s/ Andrew M. Murstein
                                              ------------------------------
                                               Andrew M. Murstein
                                               President

                                          Address:

                                          437 Madison Avenue
                                          38th Floor
                                          New York, New York 10022

                                          Telecopy:  212-328-2125